Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Duke 401(k) Plan (the “Plan”) on Form 11-K for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Denise K. Dank, Senior Vice President of Human Resources and Chairman of Associate Benefits Committee, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/	Denise K. Dank
Denise K. Dank
Senior Vice President of Human Resources
Chairman of Associate Benefits Committee
June 28, 2004

A signed original of this written statement required by Section 906 has been provided to Matthew A. Cohoat, Executive Vice President and Chief Financial Officer and will be retained by Mr. Cohoat and furnished to the Securities and Exchange Commission upon request.